Equity (Details) - Ordinary shares [Member] ₪ in Thousands, shares in Thousands, $ in Thousands	Dec. 31, 2017 USD ($) shares	Dec. 31, 2017 ILS (₪) shares	Dec. 31, 2016 USD ($) shares	Dec. 31, 2016 ILS (₪) shares
Earnings per share [line items]
Number of shares, Authorized	800,000	800,000	150,000	150,000
Number of shares, Issued and paid	191,786	191,786	44,143	44,143
Amount, Authorized | ₪		₪ 80,000		₪ 15,000
Amount, Issued and paid | $	$ 5,292		$ 1,189